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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                     U.S. Bancorp                                                   USB Capital III
   --------------------------------------------------                ---------------------------------------------
   (Exact name of registrant as specified in charter)                (Exact name of registrant as specified in its
                                                                                 Certificate of Trust)

                        Delaware                                                       Delaware
        ----------------------------------------                       ----------------------------------------
        (State of incorporation or organization)                       (State of incorporation or organization)

                       41-0255900                                                     41-1899114
          ------------------------------------                           ------------------------------------
          (I.R.S. Employer Identification No.)                           (I.R.S. Employer Identification No.)

                                                                                   c/o U.S. Bancorp
                601 Second Avenue South,                                        601 Second Avenue South
                 Minneapolis, Minnesota                                         Minneapolis, Minnesota
        ----------------------------------------                       ----------------------------------------
        (Address of Principal Executive Offices)                       (Address of Principal Executive Offices)

                         55402                                                           55402
                       ----------                                                     ----------
                       (Zip Code)                                                     (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this Form relates:
333-83643 and 333-59756.

Securities to be registered pursuant to Section 12(b) of the Act:

7.75% Trust Preferred Securities of USB Capital III (and the Guarantee of U.S. Bancorp with respect thereto).

Securities to be registered pursuant to Section 12(g) of the Act:  None.


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF SECURITIES TO BE REGISTERED.

         The descriptions set forth under the "Description of Capital Securities," "Description of Junior Subordinated Debt Securities," "Description of the Guarantee" and "Relationship among the Capital Securities, the Corresponding Junior Subordinated Debt Securities and the Guarantees" in the Prospectus included in the Registration Statements on Form S-3 (No. 333-83643) of U.S. Bancorp and USB Capital III filed on July 23, 1999, are incorporated herein by reference.

ITEM 2.  EXHIBITS.

4.1 Junior Subordinated Indenture, between U.S. Bancorp and Wilmington Trust Company, as Debenture Trustee, dated November 15, 1996 (incorporated by reference to Exhibit 4.1 to the Registrants' Registration Statement on Form S-4, File No. 333-16991).

4.2      Certificate of Trust of USB Capital III (incorporated by reference to
         Exhibit 4.5 to the Registrants' Registration Statement on Form S-3, File No. 333-45211).

4.3 Form of Amended and Restated Trust Agreement between U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein (incorporated by reference to Exhibit 4.12 to the Registrants' Registration Statement on Form S-3, File No. 333-45211).

4.4      Form of Capital Security Certificate (included as part of Exhibit 4.3).

4.5 Form of Guarantee Agreement between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee (incorporated by reference to Exhibit
         4.17 to the Registrants' Registration Statement on Form S-3, File No. 333-45211).


                                    SIGNATURE


         Pursuant to be requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       USB CAPITAL III

                                       By: U.S. Bancorp, as Depositor


Date:  April 19, 2001                 By: /s/ Laura F. Bednarski
                                         --------------------------------------
                                         Name:  Laura F. Bednarski
                                         Title: Vice President, Senior Corporate
                                                Counsel and Assistant Secretary


                                      U.S. BANCORP


Date:  April 19, 2001                 By: /s/ Laura F. Bednarski
                                         --------------------------------------
                                         Name:  Laura F. Bednarski
                                         Title: Vice President, Senior Corporate
                                                Counsel and Assistant Secretary



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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
    4.1           Junior Subordinated Indenture, between U.S. Bancorp and
                  Wilmington Trust Company, as Debenture Trustee, dated November
                  15, 1996 (incorporated by reference to Exhibit 4.1 to the
                  Registrants' Registration Statement on Form S-4, File No.
                  333-16991).

    4.2 Certificate of Trust of USB Capital III (incorporated by reference to Exhibit 4.5 to the Registrants' Registration
                  Statement on Form S-3, File No. 333-45211).

    4.3           Form of Amended and Restated Trust Agreement between U.S.
                  Bancorp, Wilmington Trust Company, as Property Trustee and
                  Delaware Trustee, and the Administrative Trustees named therein (incorporated by reference to Exhibit 4.12 to the Registrants' Registration Statement on Form S-3, File No.
                  333-45211).

    4.4           Form of Capital Security Certificate (included as part of
                  Exhibit 4.3).

    4.5           Form of Guarantee Agreement between U.S. Bancorp and
                  Wilmington Trust Company, as Guarantee Trustee (incorporated by reference to Exhibit 4.17 to the Registrants' Registration
                  Statement on Form S-3, File No. 333-45211).


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